Victory Portfolios III

Victory Treasury Money Market Trust

(formerly, USAA® Treasury Money Market Trust)

Supplement dated October 10, 2023

to the Summary Prospectus dated July 1, 2023 ("Prospectus")

The U.S. Securities and Exchange Commission ("SEC") adopted changes to the rules that govern money market funds in July 2023. Effective October 2, 2023, the Fund may no longer impose a redemption gate and the imposition of liquidity fees are no longer tied to the Fund's weekly liquid assets. As a result of these changes, the following disclosure has been revised as stated below:

1.The following replaces the last sentence under the "Principal Investment Strategy" section found on page 2 of the Prospectus.

Government money market funds, such as the Fund, are not required to impose a liquidity fee upon the sale of fund shares as some other types of money market funds are.

2.The following replaces the risk titled "Stable Net Asset Value Risk" under the "Principal Risks" section found on page 2 of the Prospectus.

Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.